UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 3, 2020
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K, filed by Nordstrom, Inc. (the “Company”) with the Securities and Exchange Commission on March 3, 2020, relating to compensatory arrangements of the Company’s five Named Executive Officers (the “NEOs”) as set forth in the Company’s proxy statement dated April 12, 2019. As referenced in the original filing, the number of stock options (“Options”), Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”) to be awarded to the NEOs were to be determined pursuant to established formulae, but at the time of the filing of the Current Report on Form 8-K not all inputs for those formulae were available. For that reason, the number of Options, RSUs and PSUs actually awarded was indeterminable at the time of the prior filing. This amended Current Report on Form 8-K/A is being filed to update the prior filing and provide this information.
As previously reported in the Current Report on Form 8-K, on March 3, 2020, the Compensation, People and Culture Committee (the “Committee”) of the Board of Directors of the Company awarded Options, effective March 9, 2020, to the Company’s NEOs. The number of Options awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2020 Options Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	147,407
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	147,407
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	—
Kenneth J. Worzel Chief Operating Officer	—
Christine F. Deputy Chief Human Resources Officer	—
As previously reported in the Current Report on Form 8-K, on March 3, 2020, the Committee awarded RSUs, effective March 9, 2020, to the Company’s NEOs. The number of RSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2020 RSUs Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	—
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	—
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	34,647
Kenneth J. Worzel Chief Operating Officer	45,474
Christine F. Deputy Chief Human Resources Officer	20,788
As previously reported in the Current Report on Form 8-K, on March 3, 2020, the Committee awarded PSUs, effective March 9, 2020, to the Company’s NEOs. The number of PSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2020 PSUs Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	66,786
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	66,786
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	50,314
Kenneth J. Worzel Chief Operating Officer	66,037
Christine F. Deputy Chief Human Resources Officer	30,188
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: April 2, 2020